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                                                                  Exhibit 10.9

                       GUARANTY AND SURETYSHIP AGREEMENT

                  THIS GUARANTY AND SURETYSHIP AGREEMENT (this "Agreement"), dated as of November 21, 1996, made by BBOX HOLDING COMPANY, a Delaware corporation (the "Guarantor"), in favor of MELLON BANK, N.A., a national banking association (the "Lender").

                              W I T N E S S E T H:

                  WHEREAS, Black Box Corporation of Pennsylvania, a Delaware corporation formerly known as Black Box Corporation (the "Borrower"), and the Lender have entered into that certain Credit Agreement, dated as of May 6, 1994, as amended by that certain First Amendment to Credit Agreement, dated as of March 30, 1995, by that certain Second Amendment to Credit Agreement, dated as of August 1, 1995, by that certain Third Amendment to Credit Agreement, dated as of April 1, 1996, by that certain Fourth Amendment to Credit Agreement, dated as of November , 1996, and by that certain Fifth Amendment to Credit Agreement, dated as of November 21, 1996 (as amended and as further amended from time to time, the "Credit Agreement");

                  WHEREAS, the Guarantor, as owner of all of the outstanding shares of stock of the Borrower, derives substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement;

                  WHEREAS, it is a condition precedent to the effectiveness of the Fifth Amendment to Credit Agreement that the Guarantor execute and deliver this Agreement; and

                  WHEREAS, this Agreement is made by the Guarantor among other things to induce the Lender to enter into the Fifth Amendment to Credit Agreement.

                  NOW, THEREFORE, in consideration of the premises, and intending to be legally bound, the Guarantor hereby agrees as follows:

                                   ARTICLE I

                                  DEFINITIONS

                  1.01. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings given to them in, or by reference in, the Credit Agreement. In addition to the other terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

                  "Guaranteed Obligations" shall mean all obligations from time to time of the Borrower to the Lender under or in connection with any Loan Document, whether for principal, interest, fees, indemnities, expenses or otherwise, and all refinancings or refundings thereof, whether such obligations are direct or indirect, otherwise secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter


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         arising (specifically including but not limited to obligations arising or accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Borrower or any other Person, or which would have arisen or accrued but for the commencement of such proceeding, even if the claim for such obligation is not enforceable or allowable in such proceeding). Without limitation of the foregoing, such obligations include all obligations arising from any extensions of credit under or in connection with the Loan Documents from time to time, regardless of whether any such extensions of credit are in excess of the amount committed under or contemplated by the Loan Documents or are made in circumstances in which any condition to extension of credit is not satisfied. Without limitation of the foregoing, the Lender (or any successive assignee or transferee) from time to time may assign or otherwise transfer all or any portion of its rights or obligations under the Loan Documents (including, without limitation, all or any portion of any commitment to extend credit), or any other Guaranteed Obligations, to any other Person, and such Guaranteed Obligations (including, without limitation, any Guaranteed Obligations resulting from extension of credit by such other Person under or in connection with the Loan Documents) shall be and remain Guaranteed Obligations entitled to the benefit of this Agreement.

                  "Responsible Officer" shall mean the chief executive officer, chief operating officer, chief financial officer, chief accounting officer or general counsel of the Guarantor or any other officer of the Guarantor involved principally in its financial administration or its controllership function or, in each case, any Person who, regardless of title, is performing the duties of any of the foregoing.

                                   ARTICLE II

                            GUARANTY AND SURETYSHIP

                  2.01. GUARANTY AND SURETYSHIP. The Guarantor hereby absolutely, unconditionally and irrevocably guarantees and becomes surety for the full and punctual payment and performance of the Guaranteed Obligations as and when such payment or performance shall become due (at scheduled maturity, by acceleration or otherwise) in accordance with the terms of the Loan Documents. This Agreement is an agreement of suretyship as well as of guaranty, is a guarantee of payment and performance and not merely of collectability, and is in no way conditioned upon any attempt to collect from or proceed against the Borrower or any other Person or any other event or circumstance. The obligations of the Guarantor under this Agreement are direct and primary obligations of the Guarantor and are independent of the Guaranteed Obligations, and a separate action or actions may be brought

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against the Guarantor regardless of whether action is brought against the
Borrower or any other Person or whether the Borrower or any other Person is joined in any such action or actions.

                  2.02. OBLIGATIONS ABSOLUTE. The Guarantor agrees that the Guaranteed Obligations will be paid and performed strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting the Guaranteed Obligations, any of the terms of the Loan Documents or the rights of the Lender or any other Person with respect thereto. The obligations of the Guarantor under this Agreement shall be absolute, unconditional and irrevocable, irrespective of any of the following:

                  (a) Any lack of genuineness, legality, validity, enforceability or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Loan Document or any of the Guaranteed Obligations.

                  (b) Any increase, decrease or change in the amount, nature, type or purpose of any of the Guaranteed Obligations (whether or not contemplated by the Loan Documents as presently constituted); any change in the time, manner, method or place of payment or performance of, or in any other term of, any of the Guaranteed Obligations; any execution or delivery of any additional Loan Documents; or any amendment, modification or supplement to, or refinancing or refunding of, any Loan Document or any of the Guaranteed Obligations.

                  (c) Any failure to assert any breach of or default under any Loan Document or any of the Guaranteed Obligations; any extensions of credit in excess of the amount committed under or contemplated by the Loan Documents, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default, delay or wrongful action in connection with any exercise or non-exercise, of any right or remedy against the Borrower or any other Person under or in connection with any Loan Document or any of the Guaranteed Obligations; any refusal of payment or performance of any of the Guaranteed Obligations, whether or not with any reservation of rights against the Guarantor; or any application of collections (including but not limited to collections resulting from realization upon any direct or indirect security for the Guaranteed Obligations) to other obligations, if any, not entitled to the benefits of this Agreement, in preference to Guaranteed Obligations entitled to the benefits of this Agreement, or if any collections are applied to Guaranteed Obligations, any application to particular Guaranteed Obligations.

                  (d) Any taking, exchange, amendment, modification, supplement, termination, subordination, release, loss or impairment of, or any failure to protect, perfect, or preserve the


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value of, OR any enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or any failure, omission, breach, default, delay or wrongful action by the Lender or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, OR any other action or inaction by the Lender or any other Person in respect of, any direct or indirect security for any of the Guaranteed Obligations. As used in this Agreement, "direct or indirect security" for the Guaranteed Obligations, and similar phrases, includes but is not limited to any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Guaranteed Obligations, made or on behalf of any Person.

                  (e) Any merger, consolidation, liquidation, dissolution, winding-up, charter revocation or forfeiture, or other change in, restructuring or termination of the corporate structure or existence of, the Borrower or any other Person; any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Borrower or any other Person; or any action taken or election made by the Lender (including but not limited to any election under Section 1111(b)(2) of the United States Bankruptcy Code), the Borrower or any other Person in connection with any such proceeding.

                  (f) Any defense, setoff or counterclaim (excluding only the defense of full, strict and indefeasible payment and performance), which may at any time be available to or be asserted by the Borrower or any other Person with respect to any Loan Document or any of the Guaranteed Obligations; or any discharge by operation of law or release of the Borrower or any other Person from the performance or observance of any Loan Document or any of the Guaranteed Obligations.

                  (g) Any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of, the Guarantor, a guarantor or a surety, excepting only full, strict and indefeasible payment and performance of the Guaranteed Obligations in full.

                  2.03. WAIVERS, ETC. The Guarantor hereby waives any defense to or limitation on its obligations under this Agreement arising out of or based on any event or circumstance referred to in Section 2.02 hereof. Without limitation, the Guarantor waives each of the following:

                  (a) All notices, disclosures and demands of any nature which otherwise might be required from time to time to preserve intact any rights against the Guarantor, including without limitation the following: any notice of any event or circumstance described in Section 2.02 hereof; any notice required by any law,

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regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Loan Document or any of the Guaranteed Obligations; any notice of the incurrence of any Guaranteed Obligation; any notice of any default or any failure on the part of the Borrower or any other Person to comply with any Loan Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; and any notice of any information pertaining to the business, operations, condition (financial or otherwise) or prospects of the Borrower or any other Person.

                  (b) Any right to any marshalling of assets, to the filing of any claim against the Borrower or any other Person in the event of any bankruptcy, insolvency, reorganization or similar proceeding, or to the exercise against the Borrower or any other Person of any other right or remedy under or in connection with any Loan Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; any requirement of promptness or diligence on the part of the Lender or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Loan Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Agreement, and any requirement that the Guarantor receive notice of such acceptance.

                  (c) Any defense or other right arising by reason of any law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including but not limited to anti-deficiency laws, "one action" laws or the like), or by reason of any election of remedies or other action or inaction by the Lender (including but not limited to commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Guaranteed Obligations), which results in denial or impairment of the right of the Lender to seek a deficiency against the Borrower or any other Person or which otherwise discharges or impairs any of the Guaranteed Obligations.

                  2.04. REINSTATEMENT. This Agreement shall continue to be effective, or be automatically reinstated, as the case may be, if at any time payment of any of the Guaranteed Obligations is avoided, rescinded or must otherwise be returned by the Lender for any reason (including, without limitation, by reason of such payment being a preference or fraudulent conveyance), all as though such payment had not been made.

                  2.05. NO STAY. Without limitation of any other provision of this Agreement, if any declaration of default or acceleration or other exercise or condition to exercise of rights or remedies under or with respect to any Guaranteed Obligation

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shall at any time be stayed, enjoined or prevented for any reason (including but not limited to stay or injunction resulting from of the pendency against the Borrower or any other Person of a bankruptcy, insolvency, reorganization or similar proceeding), the Guarantor agrees that, for purposes of this Agreement and its obligations hereunder, the Guaranteed Obligations shall be deemed to have been declared in default or accelerated, and such other exercise or conditions to exercise shall be deemed to have been taken or met.

                  2.06. PAYMENTS. All payments to be made by Guarantor pursuant to this Agreement shall be made at the times and in the manner prescribed for payments in Section 2.09 of the Credit Agreement, without setoff, counterclaim, withholding or other deduction of any nature.

                  2.07. SUBROGATION, ETC. The Guarantor hereby agrees that any and all rights it now has or hereafter may have (known and unknown, whether arising by operation of law, by agreement or otherwise) against the Borrower or any other Person arising from the existence, payment, performance or enforcement of any of the obligations of the Guarantor under or in connection with this Agreement, including without limitation any and all rights of subrogation, reimbursement, exoneration, contribution and indemnity or similar rights which the Guarantor may have against the Borrower at any time shall be subordinate in any and all events to any and all rights which the Lender may have against the Borrower in respect of the Guaranteed Obligations, and the Guarantor will not enforce any such right until the Guaranteed Obligations have been paid and performed in full and all commitments to extend credit under the Loan Documents have been fully terminated.

                  2.08. CONTINUING GUARANTY. This Agreement is a continuing agreement and shall continue in full force and effect (notwithstanding that no Guaranteed Obligations may be outstanding from time to time, or any other event or circumstance) until all Guaranteed Obligations and all other amounts payable under this Agreement have been paid and performed in full, and all commitments to extend credit under the Loan Documents have terminated, subject in any event to reinstatement in accordance with Section 2.04 hereof. Any purported termination, revocation or discharge of this Agreement shall be void and of no effect. For purposes of this Agreement the Guaranteed Obligations shall not be deemed to have been paid in full until the Lender shall have received payment of the Guaranteed Obligations in full and in cash and all commitments to extend credit under the Loan Documents have terminated.

                  2.09. SUBORDINATION. The Guarantor further agrees that any and all present and future debts and obligations of the Borrower, any endorser, or any guarantor of any part or all of the Guaranteed Obligations to the Guarantor and any and all claims of the Guarantor against the Borrower, any endorser, or any guarantor


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of any part or all of the Guaranteed Obligations, or any of their respective properties, howsoever arising, shall be subordinate and subject in right of payment to the prior payment, in full, of the Guaranteed Obligations and as security for this Agreement, the Guarantor hereby assigns to the Lender all claims of any nature which the Guarantor may now or hereafter have against the Borrower.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  The Guarantor hereby represents and warrants to the Lender as follows:

                  3.01. CORPORATE STATUS. The Guarantor and each Subsidiary of the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Guarantor and each Subsidiary of the Guarantor has corporate power and authority to own its property and to transact the business in which it is engaged or presently proposes to engage. The Guarantor and each Subsidiary of the Guarantor is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the ownership of its properties or the nature of its activities or both makes such qualification necessary or advisable. Schedule
4.01 to the Credit Agreement states as of the date hereof the jurisdiction of incorporation of the Guarantor and each Subsidiary of the Guarantor, and the jurisdictions in which the Guarantor and each Subsidiary of the Guarantor is qualified to do business as a foreign corporation.

                  3.02. CORPORATE POWER AND AUTHORIZATION. The Guarantor has corporate power and authority to execute, deliver, perform, and take all actions contemplated by, this Agreement, and all such action has been duly and validly authorized by all necessary corporate proceedings on its part.

                  3.03. EXECUTION AND BINDING EFFECT. This Agreement has been duly and validly executed and delivered by the Guarantor. This Agreement constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

                  3.04. GOVERNMENTAL APPROVALS AND FILINGS. No approval, order, consent, authorization, certificate, license, permit or validation of, or exemption or other action by, or filing, recording or registration with, or notice to, any Governmental Authority is or will be necessary or advisable in connection with execution and delivery of this Agreement by the Guarantor,



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consummation by the Guarantor of the transactions herein contemplated, performance of or compliance with the terms and conditions hereof by the Guarantor or to ensure the legality, validity, binding effect, enforceability or admissibility in evidence hereof.

                  3.05. ABSENCE OF CONFLICTS. Neither the execution and delivery of this Agreement by the Guarantor, nor consummation by the Guarantor of the transactions herein contemplated, nor performance of or compliance with the terms and conditions hereof by the Guarantor does or will

                    (a) violate or conflict with any Law, or

                  (b) violate, conflict with or result in a breach of any term or condition of, OR constitute a default under, OR result in (or give rise to any right, contingent or otherwise, of any Person to cause) any termination, cancellation, prepayment or acceleration of performance of, OR result in the creation or imposition of (or give rise to any obligation, contingent or otherwise, to create or impose) any Lien upon any property of the Guarantor or any Subsidiary of the Guarantor pursuant to, OR otherwise result in (or give rise to any right, contingent or otherwise, of any Person to cause) any change in any right, power, privilege, duty or obligation of the Guarantor or any Subsidiary of the Guarantor under or in connection with,

                  (i) the articles of incorporation or by-laws (or other constituent documents) of the Guarantor or any Subsidiary of the Guarantor,

             (ii) any material agreement or instrument creating, evidencing or securing any Indebtedness or Guaranty Equivalent to which the Guarantor or any Subsidiary of the Guarantor is a party or by which any of them or any of their respective properties (now owned or hereafter acquired) may be subject or bound, or

            (iii) any other material agreement or instrument to which the Guarantor or any Subsidiary of the Guarantor is a party or by which any of them or any of their respective properties (now owned or hereafter acquired) may be subject or bound.

                  3.06. ACCURATE AND COMPLETE DISCLOSURE. All information heretofore, contemporaneously or hereafter provided (orally or in writing) by or on behalf of the Guarantor or any Subsidiary of the Guarantor to the Lender pursuant to or in connection with any Loan Document or any transaction contemplated hereby or thereby is or will be (as the case may be) true and accurate in all material respects on the date as of which such information is dated (or, if not dated, when received by the Lender) and does not or will not (as the case may be) omit to state any material fact necessary to make such information not

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misleading at such time in light of the circumstances in which it was provided.
The Guarantor has disclosed to the Lender in writing every fact or circumstance which has, or which could have, a Material Adverse Effect.

                  3.07. SUBSIDIARIES. Schedule 4.13 to the Credit Agreement states as of the date hereof the authorized capitalization of each Subsidiary of the Guarantor, the number of shares of each class of capital stock issued and outstanding of each such Subsidiary, and the number and percentage of outstanding shares of each such class of capital stock owned by the Guarantor. The outstanding shares of each Subsidiary of the Guarantor have been duly authorized and validly issued and are fully paid and nonassessable. The Guarantor owns beneficially and of record and has good title to all of the shares it is listed as owning in such Schedule 4.13, free and clear of any Lien. There are no options, warrants, calls, subscriptions, conversion rights, exchange rights, preemptive rights or other rights, agreements or arrangements (contingent or otherwise) which may in any circumstances now or hereafter obligate any Subsidiary of the Guarantor to issue any shares of its capital stock.

                  3.08. PARTNERSHIPS, ETC. The Guarantor is not a partner (general or limited) of any partnership or a party to any joint venture nor does the Guarantor own (beneficially or of record) any equity or similar interest in any Person (including but not limited to any interest pursuant to which the Guarantor has or may in any circumstance have an obligation to make capital contributions to, or be generally liable for or on account of the liabilities, acts or omissions of such other Person), except for capital stock of Subsidiaries of the Guarantor referred to in Section 3.07 hereof.

                  3.09. OWNERSHIP AND CONTROL. Schedule 4.15 to the Credit Agreement states as of the date hereof the authorized capitalization of the Guarantor and the number of shares of each class of capital stock issued and outstanding of the Guarantor. The outstanding shares of capital stock of the Guarantor have been duly authorized and validly issued and are fully paid and nonassessable.

                  3.10. LITIGATION. There is no pending or (to the Guarantor's knowledge after due inquiry) threatened action, suit, proceeding or investigation by or before any Governmental Authority against or affecting the Guarantor or any Subsidiary of the Guarantor, except for (i) matters that if adversely decided, individually or in the aggregate, could not have a Material Adverse Effect and (ii) the matters set forth on Schedule 4.16 to the Credit Agreement.

                  3.11. ABSENCE OF EVENTS OF DEFAULT. No event has occurred and is continuing and no condition exists which constitutes an Event of Default or Potential Default.


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                  3.12. ABSENCE OF OTHER CONFLICTS. Neither the Guarantor nor
any Subsidiary of the Guarantor is in violation of or conflict with, or is subject to any contingent liability on account of any violation of or conflict with:

                  (a) any Law,

                  (b) its articles of incorporation or by-laws (or other constituent documents), or

                  (c) any agreement or instrument to which it is party or by which it or any of its properties (now owned or hereafter acquired) may be subject or bound, except for matters that, individually or in the aggregate, could not have a Material Adverse Effect.

                  3.13. INSURANCE. The Guarantor and each Subsidiary of the Guarantor maintains with financially sound and reputable insurers insurance with respect to its properties and business and against at least such liabilities, casualties and contingencies and in at least such types and amounts as is customary in the case of corporations engaged in the same or a similar business or having similar properties similarly situated.

                  3.14. TITLE TO PROPERTY. The Guarantor and each Subsidiary of the Guarantor has good and marketable title in fee simple to all real property owned or purported to be owned by it and good title to all other property of whatever nature owned or purported to be owned by it, in each case free and clear of all Liens, except as set forth in Schedule 4.20 to the Credit Agreement and other Liens permitted by Section 7.03 of the Credit Agreement.

                  3.15. INTELLECTUAL PROPERTY. The Guarantor and each Subsidiary of the Guarantor owns, or is licensed or otherwise has the right to use, all the patents, trademarks, service marks, names (trade, service, fictitious or otherwise), copyrights, technology (including but not limited to computer programs and software), processes, data bases and other rights, free from burdensome restrictions, necessary to own and operate its properties and to carry on its business as presently conducted and presently planned to be conducted without conflict with the rights of others.

                  3.16. TAXES. All tax and information returns required to be filed by or on behalf of the Guarantor or any Subsidiary of the Guarantor have been properly prepared, executed and filed. All taxes, assessments, fees and other governmental charges upon the Guarantor or any Subsidiary of the Guarantor or upon any of their respective properties, incomes, sales or franchises which are due and payable have been paid.

                  3.17. EMPLOYEE BENEFITS. No accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of


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the Code), whether or not waived, exists with respect to any Plan. No liability to the PBGC has been or is expected by the Guarantor or any Controlled Group Member to be incurred with respect to any Plan by the Guarantor, any Subsidiary of the Guarantor or any Controlled Group Member which does or would have a Material Adverse Effect. Neither the Guarantor, any Subsidiary of the Guarantor nor any Controlled Group Member has contributed or presently contributes to any Multiemployer Plan. The execution and delivery of this Agreement and the consummation of the transactions contemplated by the Credit Agreement will be exempt from, or will not involve any transaction which is subject to, the prohibitions of section 406 of ERISA and will not involve any transaction in connection with which a penalty could be imposed under section 502(i) of ERISA or a tax could be imposed pursuant to section 4975 of the Code. A copy of the most recent Annual Report (5500 Series Form) as of the date hereof including all attachments thereto as filed with the Internal Revenue Service for each Plan has been provided to the Lender and fairly presents the funding status of each Plan. There has been no material deterioration in any Plan's funding status since the date of such Annual Report. Schedule 4.23 to the Credit Agreement sets forth as of the date hereof a list of all Plans and Multiemployer Plans, and all information available to the Guarantor with respect to the direct, indirect or potential withdrawal liability to any Multiemployer Plan of any Loan Party or any Controlled Group Member. Except as set forth in such Schedule 4.23, no Loan Party and no Subsidiary of any Loan Party has any liability (contingent or otherwise) for, or in connection with, and none of their respective properties is subject to a Lien in connection with, any Pension-Related Event. No Loan Party and no Subsidiary of any Loan Party has any liability (contingent or otherwise) for, or in connection with, any Postretirement Benefits. The PBGC premiums and contributions required to meet the minimum funding requirements of ERISA and the Code for all Plans have not exceeded $1,000,000 on an annual basis for any of the past three (3) years. The amount of unfunded benefit liabilities (as defined in Section 4001(a)(16) of ERISA), as certified to by the Plan's actuary, for any Plan do not exceed $1,000,000 and for all Plans do not exceed $1,000,000.

                  3.18.  ENVIRONMENTAL MATTERS.

                  (a) The Guarantor and each Subsidiary of the Guarantor and each of their respective Environmental Affiliates is and has been in full compliance with all applicable Environmental Laws, except for matters which, individually or in the aggregate, could not have a Material Adverse Effect. There are no circumstances that may prevent or interfere with such full compliance in the future.

                  (b) The Guarantor and each Subsidiary of the Guarantor and their respective Environmental Affiliates have all Environmental Approvals necessary or desirable for the ownership and operation of their respective properties, facilities and

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businesses as presently owned and operated and as presently proposed to be owned and operated, except for matters which, individually or in the aggregate, could not have a Material Adverse Effect.

                  (c) There is no Environmental Claim pending or to the knowledge of the Guarantor after due inquiry threatened, and there are no past or present acts, omissions, events or circumstances that could form the basis of any Environmental Claim, against the Guarantor or any Subsidiary of the Guarantor or any of their respective Environmental Affiliates, except for matters which, if adversely decided, individually or in the aggregate, could not have a Material Adverse Effect.

                  (d) No facility or property now or previously owned, operated or leased by the Guarantor or any Subsidiary of the Guarantor or any of their respective Environmental Affiliates is an Environmental Cleanup Site. Neither the Guarantor nor any Subsidiary of the Guarantor nor any of their respective Environmental Affiliates has directly transported or directly arranged for the transportation of any Environmental Concern Materials to any Environmental Cleanup Site. No Lien exists, and no condition exists which could result in the filing of a Lien, against any property of the Guarantor or any Subsidiary of the Guarantor or any of their respective Environmental Affiliates, under any Environmental Law.

                  3.19. SOLVENCY. On and as of the date hereof, after consummation of the transactions contemplated in the [Sixth] Amendment to Credit Agreement and after giving effect to all Revolving Credit Loans, Letters of Credit and other obligations and liabilities incurred pursuant to the Credit Agreement, and on the date of each subsequent Revolving Credit Loan, issuance of a Letter of Credit or other extension of credit under the Credit Agreement and after giving effect to application of the proceeds thereof in accordance with the terms of the Loan Documents, the Guarantor is and will be Solvent.

                  3.20. NO CONDITIONS PRECEDENT. There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

                  3.21. NO RELIANCE. The Guarantor has, independently and without reliance upon the Lender and based upon such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

                  3.22. USE OF PROCEEDS. Neither the Guarantor nor any Subsidiary of the Guarantor owns or has any present intention of acquiring any "margin stock" as defined in Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve System (herein called "margin stock"). None of the proceeds of borrowings under the Credit Agreement have been used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any Indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation G. Neither the Guarantor nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the Revolving Credit Note to violate Regulation G, Regulation T or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act, in each case as in effect now or as the same may hereafter be in effect.

                  3.23. REGULATORY STATUS. Neither the Borrower, the Guarantor nor any Subsidiary of the Borrower or the Guarantor is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Act of 1935, as amended, or (iii) a "public utility" within the meaning of the Federal Power Act, as amended.

                  3.24. PERMITS AND OTHER OPERATING RIGHTS. The Guarantor and each Subsidiary of the Guarantor has all such valid and sufficient certificates of convenience and necessity, franchises, licenses, permits, operating rights and other authorizations from federal, state, regional, municipal and other local regulatory bodies or administrative agencies or other governmental bodies having jurisdiction over the Guarantor or such Subsidiary or any of its respective properties, as are necessary for the ownership, operation and maintenance of its businesses and properties, subject to exceptions and deficiencies which do not materially affect the business and operations of the Guarantor or such Subsidiary or any material part thereof, and such certificates of convenience and necessity, franchises, licenses, permits, operating rights and other authorizations from federal, state, regional, municipal and other local regulatory bodies or administrative agencies or other governmental bodies having jurisdiction over the Guarantor or such Subsidiary or any of its properties are free from burdensome restrictions or conditions of an unusual character or restrictions or conditions materially adverse to the business or operations of the Guarantor or such Subsidiary, and neither the Guarantor nor any Subsidiary is in violation of any thereof in any material respect.

                  3.25. REPRESENTATIONS AND WARRANTIES REMADE AT EACH EXTENSION OF CREDIT. Each request (including any deemed request) by the Borrower for any extension of credit under any Loan Document shall be deemed to constitute a representation and warranty by the Guarantor to the Lender that the representations and warranties made by the Guarantor in this Article III are true and correct on and as of the date of such request with the same effect as though made on and as of such date. Failure by the

Lender to receive notice from the Guarantor to the contrary before the Lender makes any extension of credit under any Loan Document shall constitute a further representation and warranty by the Guarantor to the Lender that the representations and warranties made by the Borrower in this Article III are true and correct on and as of the date of such extension of credit with the same effect as though made on and as of such date.

                                   ARTICLE IV

                             AFFIRMATIVE COVENANTS

                  The Guarantor agrees that, until all Guaranteed Obligations and all other amounts payable under this Agreement have been paid in full and all commitments to extend credit under the Loan Documents have terminated, the Guarantor will do the following:

                  4.01. INFORMATION. The Guarantor will promptly furnish to the Lender such information and in such form as the Lender may reasonably request from time to time.

                  4.02. NOTICE OF CERTAIN EVENTS. The Guarantor also covenants that immediately after any Responsible Officer obtains knowledge of:

                     (i)  an Event of Default or Potential Default;

                     (ii) the occurrence of a Change of Control Event;

                     (iii) any material adverse change in the business
                  condition (financial or otherwise), operations or prospects of the Guarantor or any Subsidiary of the Guarantor;

                      (iv) any pending or threatened action, suit, proceeding
                  or investigation by or before any Governmental Authority against or affecting the Guarantor or any Subsidiary of the Guarantor, except for matters that if adversely decided, individually or in the aggregate, could not have a Material Adverse Effect;

                       (v) any material violation, breach or default by the
                  Guarantor or any Subsidiary of the Guarantor of or under any agreement or instrument material to the business operations, condition (financial or otherwise) or prospects of the Guarantor and its Subsidiaries taken as a whole;

                        (vi) any Pension-Related Event;

                     (vii) the expiration or earlier termination of the License
                  Agreement; or

                    (viii) any proposed amendment, waiver, consent or other
                  change to the terms of any of the Term Loan Documents;

the Guarantor will deliver to the Lender written notice specifying the nature and period of existence thereof and what action the Guarantor proposes to take with respect thereto and, in the case of a Pension-Related Event, such written notice shall be accompanied by (A) a copy of any notice, request, return, petition or other document received by the Guarantor or any Controlled Group Member from any Person, or which has been or is to be filed with or provided to any Person (including without limitation the Internal Revenue Service, PBGC or any Plan participant, beneficiary, alternate payee or employer representative), in connection with such Pension-Related Event, and (B) in the case of any Pension-Related Event with respect to a Plan, the most recent Annual Report (5500 Series), with attachments thereto, and the most recent actuarial valuation report, for such Plan.

                  4.03. INSURANCE. The Guarantor shall, and shall cause each Subsidiary of the Guarantor to, maintain with financially sound and reputable insurers insurance with respect to its properties and business and against such liabilities, casualties and contingencies and of such types and in such amounts as is customary in the case of other corporations of established reputations engaged in the same or similar businesses or having similar properties similarly situated.

                  4.04. PAYMENT OF TAXES AND OTHER POTENTIAL CHARGES AND PRIORITY CLAIMS. The Guarantor shall, and shall cause each of its Subsidiaries to, pay or discharge

                      (i) on or prior to the date on which penalties attach thereto, all taxes, assessments and other governmental charges imposed upon it or any of its properties;

                      (ii) on or prior to the date when due, all lawful claims
                  of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons which, if unpaid, might result in the creation of a Lien upon any such property; and

                     (iii) on or prior to date when due, all other lawful
                  claims which, if unpaid, might result in the creation of a Lien upon any such property or which, if unpaid, might give rise to a claim entitled to priority over general creditors of the Guarantor or such Subsidiary in a case under Title 11 (Bankruptcy) of the United States Code, as amended;

provided, that unless and until foreclosure, distraint, levy, sale or similar proceedings shall have been commenced, the Guarantor or such Subsidiary need not pay or discharge any such tax, assessment, charge or claim so long as (x) the validity thereof is contested in good faith and by appropriate proceedings diligently conducted and (y) such reserves or other appropriate provisions as may be required by GAAP shall have been made therefor.

                  4.05. PRESERVATION OF CORPORATE STATUS. The Guarantor shall, and shall cause each of its Subsidiaries to, maintain its status as a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and to be duly qualified to do business as a foreign corporation and in good standing in all jurisdictions in which the ownership of its properties or the nature of its business or both make such qualification necessary or advisable.

                  4.06. GOVERNMENTAL APPROVALS AND FILINGS. The Guarantor shall, and shall cause each Subsidiary of the Guarantor to, keep and maintain in full force and effect all Governmental Actions necessary or advisable in connection with execution and delivery of this Agreement by the Guarantor and the Credit Agreement by the Borrower, consummation by the Guarantor and the Borrower of the transactions herein or therein contemplated, performance of or compliance with the terms and conditions hereof or thereof by the Guarantor and the Borrower or to ensure the legality, validity, binding effect, enforceability or admissibility in evidence hereof or thereof.

                  4.07. MAINTENANCE OF PROPERTIES. The Guarantor shall and shall cause each Subsidiary of the Guarantor to, maintain or cause to be maintained in good repair, working order and condition the properties now or hereafter owned, leased or otherwise possessed by it (ordinary wear and tear excepted) and shall make or cause to be made all needful and proper repairs, renewals, replacements and improvements thereto so that the business carried in connection therewith may be properly and advantageously conducted at all times. The Guarantor shall, and shall cause each of its Subsidiaries to, procure and maintain in full force and effect all franchises, patents, trademarks, trade names, service marks, copyrights, licenses and other rights, in each case, that are necessary in any material respect for the business and operation of the Guarantor and its Subsidiaries, taken as a whole.

                      4.08.  AVOIDANCE OF OTHER CONFLICTS.

                  (a) The Guarantor shall not, and shall not permit any of its Subsidiaries to, violate or conflict with, be in violation of or conflict with, or be or remain subject to any liability (contingent or otherwise) on account of any violation or conflict with:

                       (i) any Law;

                      (ii) its certificate of incorporation or by-laws (or
                  other constituent documents); or

                     (iii) any agreement or instrument to which it is a party
                  or by which any of them or any of their respective Subsidiaries is a party or by which any of them or any of their respective properties (now owned or hereafter acquired) may be subject or bound;

except for matters that could not, individually or in the aggregate, have a Material Adverse Effect.

                  (b) The Guarantor shall, and shall cause each of its Subsidiaries and each of its Environmental Affiliates to, comply with, or operate pursuant to valid waivers of, applicable Environmental Laws, including, without limitation, to the extent required by applicable Environmental Laws, conducting, on a timely basis, periodic tests and monitoring for contamination of ground water, surface water, air and land and for biological toxicity and completing proper, thorough and effective clean-up, removal, remediation and/or restoration, except to the extent that failure so to comply with any Environmental Law does not have a Material Adverse Effect, and except that, with respect to any testing, monitoring, clean-up, removal, remediation or other such action required pursuant to such laws or permits, neither the Guarantor nor any of its Subsidiaries or Environmental Affiliates shall be required to perform any such action if the applicability or validity thereof is being contested in good faith by appropriate proceedings and adequate reserves have been established in accordance with GAAP.

                  4.09. FINANCIAL ACCOUNTING PRACTICES. The Guarantor shall, and shall cause each Subsidiary of the Guarantor to, make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect its transactions and dispositions of its assets and maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(a) transactions are executed in accordance with management's general or specific authorizations, (b) transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with generally accepted accounting principles and (ii) to maintain accountability for assets,
(c) access to assets is permitted only in accordance with management's general or specific authorization and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  4.10. CONTINUATION OF OR CHANGE IN BUSINESS. The Guarantor shall, and shall cause each of its Subsidiaries to, continue to engage in its business substantially as conducted and operated during the present and preceding fiscal year, and the Guarantor shall not, and shall not permit any Subsidiary of the Guarantor to, engage in any other business.

                  4.11. CONSOLIDATED TAX RETURN. The Guarantor shall not, and shall not suffer any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person other than the Borrower, the Guarantor, Black Box Corporation and their respective subsidiaries.

                  4.12. FISCAL YEAR. The Guarantor shall not, and shall not suffer any of its Subsidiaries to, change its fiscal year or fiscal quarter.

                  4.13. INSPECTION OF PROPERTY. The Guarantor shall permit any Person designated by the Lender in writing, at the Guarantor's expense while an Event of Default is continuing and otherwise at the Lender's expense, to visit and inspect any of the properties of the Guarantor and its Subsidiaries, to examine the corporate books and financial records of the Guarantor and its Subsidiaries and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of any of such corporations with the directors, officers and key employees of the Guarantor or their independent public accountants, all at such reasonable times and as often as the Lender may reasonably request.

                  4.14. COVENANT TO SECURE REVOLVING CREDIT NOTE AND REIMBURSEMENT OBLIGATIONS EQUALLY. The Guarantor covenants that, if it or any Subsidiary of the Guarantor shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than Liens permitted by the provisions of Section 5.01 (unless prior written consent to the creation or assumption thereof shall have been obtained pursuant to Section 6.01), it shall make or cause to be made effective provision satisfactory in form and substance to the Lender (including, without limitation, opinions of counsel relating thereto) whereby the Revolving Credit Note and the Reimbursement Obligations shall be secured by such Lien equally and ratably with any and all other Indebtedness thereby secured so long as any such other Indebtedness shall be so secured. Securing the Revolving Credit Note and the Reimbursement Obligations as provided in this Section 4.14 shall not permit the existence of any Lien not permitted by Section 5.01.

                                   ARTICLE V

                               NEGATIVE COVENANTS

                  The Guarantor hereby covenants that, until all Guaranteed Obligations and all other amounts payable under this Agreement have been paid in full and all commitments to extend credit under the Loan Documents have terminated:

                  5.01. LIENS. The Guarantor shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Lien on any of its property (whether now owned or hereafter acquired and whether or not provision is made for equally and ratably securing the Revolving Credit Note and the Reimbursement Obligations as provided in Section
4.14 hereof and Section 6.13 of the Credit Agreement), except for the following:

                      (i) Liens existing as of May 6, 1994, securing
                  obligations existing as of May 6, 1994, as such Liens and obligations are listed in Schedule 7.03 to the Credit Agreement;

                      (ii) Liens arising from taxes, assessments, charges or
                  claims described in Section 4.04 that are not yet due or that remain payable without penalty or to the extent permitted to remain unpaid under the proviso to Section 4.04;

                     (iii) Liens (other than ERISA Liens) incurred or deposits
                  or pledges of cash or securities in the ordinary course of business to secure (a) workmen's compensation, unemployment insurance or other social security obligations, (b) performance of bids, tenders, trade contracts (other than for payment of money) or leases, (c) stay, surety or appeal bonds, or (d) other obligations of a like nature incurred in the ordinary course of business, provided that such Liens do not, in the aggregate, materially detract from the value of the property and assets of the Guarantor and its Subsidiaries or impair the use thereof by the Guarantor and its Subsidiaries or the operation of their respective businesses;

                      (iv) Liens consisting of Capitalized Leases, provided
                  that (a) such Lien is created before or substantially simultaneously with the purchase of the property that is the subject of such Capitalized Lease, (b) such Lien is confined solely to the property so leased, improvements thereto and proceeds thereof, (c) the amount secured by such Lien described in this Section 5.01(iv) shall not at any time exceed the lesser of cost or fair market value (plus installation costs, to the extent they have not be expensed) of the property so leased; (d) the Indebtedness represented by such Capitalized Leases is permitted by Sections 5.07,
                  5.08 and 5.09 of that certain Guaranty and Suretyship Agreement, dated as of May 6, 1994, made by MB Communications, Inc. (n/k/a Black Box Corporation) in favor of the Lender (as amended, the "Black Box Guaranty") and, to the extent applicable, Article VII of the Credit Agreement; and (e) no Potential Default or Event of Default shall have occurred and be continuing or shall occur after giving effect thereto or the lease of such property; and

                           (v) Liens on property securing all or part of the
                  purchase price thereof and Liens (whether or not assumed) existing in property at the time of purchase thereof by the Borrower or a Subsidiary of the Borrower, provided that (a) such Lien is created before or substantially simultaneously with the purchase of such property, (b) such Lien is confined solely to the property so purchased, improvements thereto and proceeds thereof, (c) the amount secured by such Lien described in this Section 5.01(v) shall not at any time exceed the lesser of cost or fair market value of the property so purchased; (d) the Indebtedness secured by such Lien is permitted by Sections 5.07, 5.08 and 5.09 of the Black Box Guaranty and, to the extent applicable, Article VII of the Credit Agreement; and
                  (e) no Potential Default or Event of Default shall have occurred and be continuing or shall occur after giving effect thereto or the purchase of such property; and

                      (vi) Liens renewing or extending any Lien described in
                  clauses (i), (iv) and (v) above, provided (a) neither the Indebtedness secured thereby is increased nor the weighted average life to maturity thereof reduced as a result thereof,
                  (b) such Lien is confined solely to the property so purchased or leased, improvements thereto and proceeds thereof; (c) the Indebtedness secured thereby is permitted under Sections 5.07, 5.08 and 5.09 of the Black Box Guaranty and, to the extent applicable, Article VII of the Credit Agreement; and
                  (d) no Potential Default or Event of Default shall have occurred and be continuing or shall occur after giving effect thereto.

                  5.02. CAPITAL EXPENDITURES. The Guarantor shall not, and shall not permit any Subsidiary of the Guarantor to, make any Capital Expenditures on or after the date hereof, except for Capital Expenditures not in excess of $3,500,000 in the aggregate by Black Box Corporation, the sole shareholder of the Guarantor, the Guarantor and their respective Subsidiaries in any fiscal year.

                  5.03. DIVIDENDS AND RELATED DISTRIBUTIONS. The Guarantor shall not, and shall not permit any Subsidiary of the Guarantor to, declare or make any Stock Payment, except as follows:

                  (a) So long as no Event of Default or Potential Default shall have occurred and be continuing or shall occur after giving effect thereto, Stock Payments made directly or indirectly to Black Box Corporation (the "Parent") or, in the case of any Subsidiary of the Guarantor, to the Guarantor for the purposes of paying reasonable administrative costs and salaries of the Parent's or, in the case of Stock Payments made directly or indirectly to the Guarantor by any Subsidiary of the Guarantor, the Guarantor's employees, paying taxes and paying expenses incurred in the ordinary course of business; provided, that no Stock Payment pursuant to this
                  Section 5.03(a) may be made if, after giving effect to such Stock Payment, the aggregate amount of Stock Payments made during any fiscal year of the Guarantor, together with any loans and advances made by the Borrower pursuant to Section 7.06(b)(ii) of the Credit Agreement (other than to the Parent for the purpose of paying in full the Indebtedness secured by the Senior Subordinated Indenture) during such fiscal year, would exceed $1,500,000;

                  (b) So long as no Event of Default or Potential Default shall have occurred and be continuing or shall occur after giving effect thereto, Stock Payments to the Guarantor for the purpose of making Stock Payments to the extent permitted by
                  Section 5.03 of the Black Box Guaranty;

                  (c) Stock Payments to the Parent for the purpose of repaying certain Indebtedness of the Parent to the Borrower in the principal amount of $43,670,000;

                  (d) Stock Payments made by the Borrower to the Guarantor so long as the proceeds thereof shall be loaned to the Borrower as permitted by Section 7.04 of the Credit Agreement; and

                  (e) A Subsidiary of the Borrower may declare and make Stock Payments if all of the capital stock of such Subsidiary is owned by the Borrower or by a direct or indirect wholly-owned Subsidiary of the Borrower.

                  5.04. LIMITATION ON OTHER RESTRICTIONS ON LIENS. The Guarantor shall not enter into, become or remain subject to any agreement or instrument to which the Guarantor is a party or by which it or any of its properties (now owned or hereafter acquired) may be subject or bound that would prohibit the grant of any Lien upon any of its properties (now owned or hereafter acquired), except the Loan Documents and the Term Loan Documents.

                                   ARTICLE VI

                                 MISCELLANEOUS

                  6.01. AMENDMENTS, ETC. No amendment to or waiver of any provision of this Agreement, and no consent to any departure by the Guarantor herefrom, shall in any event be effective unless in a writing manually signed by or on behalf of the Lender. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  6.02. NO IMPLIED WAIVER; REMEDIES CUMULATIVE. No delay or failure of the Lender in exercising any right or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Lender under this Agreement are cumulative and not exclusive of any other rights or remedies available hereunder, under any other agreement or instrument, by law, or otherwise.

                  6.03. NOTICES. Except to the extent, if any, otherwise expressly provided hereunder, all notices, requests, demands, directions and other communications (collectively "notices") under this Agreement shall be in writing (including telexed and telefaxed communication) and shall be sent by first-class mail, by nationally-recognized overnight courier, by personal delivery, or by telex or telefax (with confirmation by first-class mail, nationally-recognized overnight courier, or personal delivery), in all cases with charges prepaid. All notices shall be sent, if to the Guarantor, to its address specified on the signature page hereof, or if to the Lender, to its address specified in the Credit Agreement, or, in any case, to such other address as shall have been designated by the applicable party by notice to the other party hereto. Any properly given notice shall be effective on the earliest to occur of receipt, telephone confirmation of receipt of telecopy communication, one (1) Business Day after delivery to a nationally-recognized overnight courier, or three (3) Business Days after deposit in the mail. The Lender may rely on any notice (whether or not made in a manner contemplated by this Agreement) purportedly made by or on behalf of the Guarantor, and the Lender shall have no duty to verify the identity or authority of the Person giving such notice.

                  6.04. EXPENSES. Without limitation of any other rights the Lender may have, the Guarantor agrees to pay upon demand all reasonable expenses (including but not limited to reasonable fees and expenses of counsel) which the Lender may incur from time to time arising from or relating to the administration of, or exercise, enforcement or preservation of rights or remedies under, this Agreement.

                  6.05. PRIOR UNDERSTANDINGS. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

                  6.06. SURVIVAL. All representations and warranties of the Guarantor contained in or made in connection with this Agreement shall survive, and shall not be waived by, the execution and delivery of this Agreement, any investigation by or knowledge of the Lender, any extension of credit, or any other event or circumstance whatever.

                  6.07. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

                  6.08. SETOFF. In the event that at any time any obligation of the Guarantor now or hereafter existing under this Agreement shall have become due and payable, the Lender shall have the right from time to time, without notice to the Guarantor, to set off against and apply to such due and payable amount any obligation of any nature of the Lender to the Guarantor, including but not limited to all deposits (whether time or demand, general or special, provisionally credited or finally credited, however evidenced) now or hereafter maintained by the Guarantor with the Lender. Such right shall be absolute and unconditional in all circumstances and, without limitation, shall exist whether or not the Lender shall have given any notice or made any demand under this Agreement or under such obligation to the Guarantor, whether such obligation to the Guarantor is absolute or contingent, matured or unmatured (it being agreed that the Lender may deem such obligation to be then due and payable at the time of such setoff), and regardless of the existence or adequacy of any collateral, guaranty or other direct or indirect security, right or remedy available to the Lender. The rights of the Lender under this Section are in addition to such other rights and remedies (including, without limitation, other rights of setoff and banker's lien) which the Lender may have, and nothing in this Agreement or in any other Loan Document shall be deemed a waiver of or restriction on the right of setoff or banker's lien of the Lender. The Guarantor hereby agrees that, to the fullest extent permitted by law, any affiliate of the Lender, and any holder of a participation in any obligation of the Guarantor under this Guaranty, shall have the same rights of setoff as the Lender as provided in this Section (regardless of whether such affiliate or participant otherwise would be deemed a creditor of the Guarantor).

                  6.09. CONSTRUCTION. The section and other headings contained in this Agreement are for reference purposes only and shall not affect interpretation of this Agreement in any respect. This Agreement has been fully negotiated between the applicable parties, each party having the benefit of legal counsel, and accordingly neither any doctrine of construction of guaranties or suretyships in favor of the guarantor or surety, nor any doctrine of construction of ambiguities in agreements or instruments against the party controlling the drafting thereof, shall apply to this Agreement.

                  6.10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Lender and its successors and assigns. Without limitation of the foregoing, the Lender (and any successive assignee or transferee) from time to time may assign or otherwise transfer all or any portion of its rights or obligations under the Loan Documents (including, without limitation, all or any portion of any commitment to extend credit), or any other Guaranteed Obligations, to any other Person, and such Guaranteed Obligations (including, without limitation, any Guaranteed Obligations resulting from extension of credit by such other Person under or in connection with the Loan Documents) shall be and remain Guaranteed Obligations entitled to the benefit of this Agreement, and to the extent of its interest in such Guaranteed Obligations such other Person shall be vested with all the benefits in respect thereof granted to the Lender in this Agreement or otherwise.

                  6.11. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

                  (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                  (b) CERTAIN WAIVERS. THE GUARANTOR HEREBY IRREVOCABLY AND
UNCONDITIONALLY:

                  (i) AGREES THAT ANY ACTION, SUIT OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH (COLLECTIVELY, "RELATED LITIGATION") MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN ALLEGHENY COUNTY, PENNSYLVANIA, SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND TO THE FULLEST EXTENT PERMITTED BY LAW AGREES THAT IT WILL NOT BRING ANY RELATED LITIGATION IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM);

                  (ii) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY SUCH RELATED LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND WAIVES ANY RIGHT TO OBJECT, WITH RESPECT TO ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER THE GUARANTOR;

                  (iii) CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY RELATED LITIGATION BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE GUARANTOR AT THE ADDRESS FOR NOTICES DESCRIBED IN THIS AGREEMENT, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW); AND

                  (iv) WAIVES THE RIGHT TO TRIAL BY JURY IN ANY RELATED LITIGATION.

                  (c) LIMITATION OF LIABILITY. TO THE FULLEST EXTENT PERMITTED BY LAW, NO CLAIM MAY BE MADE BY THE GUARANTOR OR ANY OTHER PERSON AGAINST THE LENDER OR ANY AFFILIATE, DIRECTOR,

OFFICER, EMPLOYEE, ATTORNEY OR AGENT OF THE LENDER FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH (WHETHER FOR BREACH OF CONTRACT, TORT OR ANY OTHER THEORY OF LIABILITY); AND THE GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

                  IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                        BBOX HOLDING COMPANY

                                        By  /s/ KENNETH KUBACKI
                                           --------------------------
                                        Title:  President

                                        Address for Notices:

                                        1000 Park Drive
                                        Lawrence, PA  15055
                                        Attn:  Frederick C. Young

                                        Telephone:  412/873-6780 Telefax:
                                        412/873-6784